5SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 15, 1999
Date of Report (Date of earliest event reported)

BIOMET, INC.
(Exact name of registrant as specified in its charter)

Indiana               0-12515                           35-1418342
(State or other       (Commission File Number)          (IRS Employer
jurisdiction of                                         Identification Number)
incorporation)


Airport Industrial Park                                 46581-0587
P.O. Box 587                                            (Zip Code)
Warsaw, Indiana
(Address of principal executive offices)



Registrant's telephone number, including area code (219) 267-6639




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Item 2.  Acquisition or Disposition of Assets

         On December 15, 1999, Biomet, Inc. ("Biomet") completed the merger of Implant Innovations International Corporation ("Implant") with and into Palm Acquisition Corp., a wholly-owned subsidiary of Biomet. Upon completion of the merger, Palm Acquisition Corp. changed its name to Implant Innovations Holding Corporation. In connection with this merger, Biomet issued approximately 5.2 million Biomet common shares to the individuals and entities holding shares of Implant on the closing date. This merger was accounted for as a pooling-of-interests transaction. Under this method of accounting, the recorded historical cost basis of the assets and liabilities of Biomet and Implant for the entire fiscal period in which the combination occurred, and the historical results of operations of the separate companies for fiscal years prior to the merger, are combined and reported as the results of operations of the combined company. If the merger fails to qualify for pooling-of-interests accounting treatment, the purchase method of accounting will be applied.

         Through its subsidiaries, Implant designs, develops, manufactures, markets and distributes oral reconstruction products including a proprietary line of dental implants, healing abutments and surgical products along with regenerative membrane products manufactured by W.L. Gore and Associates, Inc. and synthetic bone substitute material manufactured by Orthovita, Inc.

         Implant markets its products to dental professionals involved in the implant procedure, including oral surgeons, periodontists, implantologists, general dentists and prosthodontists. Implant markets and distributes its products through a direct sales force in the United States, Germany, Canada, the United Kingdom, Spain, Switzerland, Denmark and Mexico. It markets its products in other international markets through its exclusive independent distributors. Implant's manufacturing facilities are in Palm Beach Gardens, Florida. Subsidiaries of Implant have sales offices in Germany, Canada, the United Kingdom, Spain, Switzerland, Denmark and Mexico.

Item 7.    Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired

                  Not applicable

         (b)      Pro forma financial information

                  Not applicable


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(c)      Exhibits

          2.01 Agreement and Plan of Merger, dated August 28, 1999, by and among Biomet, Inc., Palm Acquisition Corp., Implant Innovations International Corporation, Implant Innovations, Inc. and those shareholders of Implant Innovations International Corporation whose names appear on the signature pages of the Agreement. (Incorporated by reference to Exhibit 2.1 to Biomet, Inc. Form S-4 Registration Statement, File Number 333-88905).

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BIOMET, INC.



                                       By:  /s/ Daniel P. Hann
                                          --------------------------------------
                                           Daniel P. Hann, Senior Vice President


Dated: December 29, 1999


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EXHIBIT INDEX


Number Assigned
In Regulation
S-K Item 601                        Description of Exhibit
---------------                     ----------------------

      (2)       2.01     Agreement and Plan of Merger, dated August 28, 1999, by
                         and among Biomet, Inc., Palm Acquisition Corp., Implant
                         Innovations    International    Corporation,    Implant
                         Innovations,  Inc.  and those  shareholders  of Implant
                         Innovations   International   Corporation  whose  names
                         appear  on  the  signature   pages  of  the  Agreement.
                         (Incorporated by reference to Exhibit 2.1 to Biomet, Inc. Form S-4 Registration Statement, File Number
                         333-88905).